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                                                                   EXHIBIT 10.17
                          FORM OF PURCHASE AGREEMENT


     This PURCHASE AGREEMENT (this "Agreement") is by and among
____________________ ("Purchaser"), Highwood Partners, L.P., a Delaware limited partnership ("Highwood"), and Westgate International, L.P., a Cayman Islands exempted limited partnership ("Westgate," together with Highwood, the "Sellers").

                                  WITNESSETH:

     WHEREAS, Highwood and Westgate own an aggregate of 43,750 shares of the common stock, $1.00 par value per share (the "Common Stock"), of Horizon Offshore, Inc., a Delaware corporation ("Horizon"); and

     WHEREAS, the Sellers desire to sell a total of _______ shares of Common Stock (the "Shares") to the Purchaser with each of the Sellers selling 50% of the Shares being sold on the terms and conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

                         ARTICLE 1 - PURCHASE AND SALE

     1.1 Purchase. Subject to the terms and conditions hereof, Sellers hereby sell to Purchaser, and Purchaser hereby purchases from Sellers, the Shares.

     1.2 Purchase Price. In consideration of his purchase of the Shares, Purchaser agrees to pay to each of the Sellers $________ (a total of $______), which shall be payable to each of the Sellers by the Purchaser by executing and delivering a promissory note in the form of Exhibit "A" attached hereto (the "Note") to each of the Sellers.

     1.3 Documentation. In connection with the consummation of the transactions contemplated by this Article 1:

           (a) Each of the Sellers shall furnish or cause to be furnished to Purchaser a certificate representing the Shares sold by such Seller to the Purchaser registered in the Purchaser's name; and

           (b) Purchaser shall execute and deliver and furnish to each of the Sellers (i) a Note and (ii) a Security Agreement in the form of Exhibit "B" attached hereto (the "Pledge Agreement").

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                  ARTICLE 2 - REPRESENTATIONS AND WARRANTIES

     2.1 Representations of Seller. Each Seller severally represents and warrants to Purchaser that (a) the Seller has full legal right, power and capacity to enter into and perform this Agreement and this Agreement constitutes a valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, and (b) the Seller has good and marketable title to the Shares and Purchaser will acquire, own, and will have, good and marketable title to the Shares subject to the terms of this Agreement, the Note and the Pledge Agreement.

     2.2 Representations of Purchaser. Purchaser represents and warrants to Seller that Purchaser has full legal right, power and capacity to enter into and perform his obligations under this Agreement, the Note and the Pledge Agreement. This Agreement, the Note and the Pledge Agreement constitute valid and binding obligations of Purchaser, enforceable against Purchaser in accordance with their respective terms. The execution, delivery and performance of this Agreement, the Note and the Pledge Agreement by Purchaser do not and shall not violate or conflict with, or result in a default under, any agreement or commitment to which Purchaser is a party or is bound.

                           ARTICLE 3 - MISCELLANEOUS

     3.1 Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall pay all of his or its own expenses relating to the transactions contemplated by this Agreement, including without limitation the fees and expenses of its counsel.

     3.2 Choice of Law. The validity of this Agreement, the construction of its terms and the determination of the rights and duties of the parties hereto shall be governed by and construed in accordance with the laws of the State of Texas applicable to contracts made and to be performed wholly within such State.

     3.3 Notices. Any notice or other communication permitted or required to be given or made by any party to another must be in writing and may be given by hand delivery, overnight express mail, telecopy transmission (with written confirmation of delivery), or certified or registered U.S. mail (with postage paid and return receipt requested). For purposes of notice, the addresses of the parties shall, until changed by delivery of a notice hereunder, be as set forth on the signature page hereof.

     3.4 Successors and Assigns; Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns, except that neither the rights nor the obligations of any party arising under this Agreement may be transferred or assigned thereby without the prior written consent of the other party hereof. Nothing in this Agreement is intended or shall be construed to confer upon or to give any person other than the parties hereto any rights or remedies under or by reason of this Agreement, except as expressly provided for herein.

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     3.5   Counterpart Execution.  This Agreement may be executed in one or more counterparts, all of which shall be deemed to be an original.

     3.6 Integrated Agreement; Amendments. This Agreement and the Exhibits hereto constitute the entire understanding and agreement among the parties with respect to the subject matter hereof, and there are no agreements, understandings, restrictions, representations or warranties among the parties other than those set forth herein provided for. This Agreement may be amended or modified at any time in all respects, but only by an instrument in writing duly executed by the parties hereto.

     3.7 Further Assurances. Each party shall deliver or cause to be delivered to the other, at such times as shall be reasonably required, such additional instruments as the other may reasonably request for the purpose of carrying out this Agreement.

     3.8 Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future applicable laws, or by any court, agency or other governmental authority, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision there shall be added automatically as part of this Agreement a provision as similar in terms to such severed provision as may be possible, such that the Agreement, with such added provision, will be legal, valid, and enforceable under applicable law. Notwithstanding anything in this Section to the contrary, if it is apparent that this Agreement would have never been entered into by the parties absent the illegal, invalid, or unenforceable provision, such provision shall not be severed and the entire Agreement shall be rendered null and void.

     3.9 Waiver. The failure by any party to enforce any of its rights hereunder shall not be deemed to be a waiver of such rights, unless such waiver is an express written waiver duly signed by the waiving party. Waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed all as of the day and year first above written.


                                        HIGHWOOD PARTNERS, L.P.
Address:                                By:  Highwood Associates, Inc.
Highwood Associates, Inc.                    Its General Partner
c/o Horizon Offshore, Inc.
9821 Katy Freeway, Suite 450            By:________________________________
Houston, Texas 77024                       Jonathan D. Pollock
                                           President



Address:                                WESTGATE INTERNATIONAL, L.P.
c/o Midland Bank Trust                  By:  Martley International, Inc.
  (Cayman) Limited                           Its Attorney-in-Fact
P. O. Box 1109, Mary Street
Grand Cayman, Cayman Islands            By:________________________________
              BWI                          Jonathan D. Pollock
                                           Attorney-in-Fact



Address:
                                           ________________________________
                                                       Purchaser

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                        All schedules and exhibits have
                      been omitted and will be furnished
                    to the Commission's staff upon request

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